Fair Value of Financial Instruments	12 Months Ended
Dec. 26, 2020
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments	Fair Value of Financial InstrumentsFair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets and liabilities subject to fair value measurements are classified according to a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Valuation methodologies for the fair value hierarchy are as follows.

•Level 1—Quoted prices for identical assets and liabilities in active markets.

•Level 2—Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, and model-based valuations in which all significant inputs are observable in the market.

•Level 3—Unobservable inputs in which little or no market data exists, therefore, requiring an entity to develop its own assumptions.

The Company measures or monitors certain of its assets and liabilities on a fair value basis. Fair value is used on a recurring basis for those assets and liabilities for which fair value is the primary basis of accounting. Other assets and liabilities are measured at fair value on a nonrecurring basis; that is, they are subject to fair value adjustment in certain circumstances, such as when there is evidence of impairment.

All assets and liabilities that are measured at fair value on a recurring and nonrecurring basis at December 26, 2020, and December 28, 2019 are related to discontinued operations.

The Company's policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer. There were no transfers into or out of Level 1 or 2 recurring fair value measurements for the year ended December 26, 2020 and the Transition Period.

The following methods and assumptions are used to estimate the fair value of our financial instruments.

Cash equivalents: The carrying amounts approximate fair value because of the short maturity of these instruments. Cash equivalent financial instruments consist of money market accounts.

Impaired accounts and notes receivable: Accounts and notes receivable are considered to be impaired if the net amounts due exceed the fair value of the underlying franchise or if management considers it probable that all principal and interest will not be collected when contractually due. In establishing the estimated fair value of the underlying franchise, consideration is given to a variety of factors, including, recent comparable sales of Company-owned stores, sales between franchisees, the net fees of open offices, and the number of unopened offices.

Impaired goodwill, reacquired rights, and customer lists: Goodwill, reacquired rights, and customer lists associated with a Company-owned office are considered to be impaired if the net carrying amount exceeds the fair value of the underlying office. In establishing the fair value of the underlying office, consideration is given to the related net fees, subjected to a floor of the value of a new franchise.

Assets held for sale: Assets held for sale are recorded at the lower of the carrying value of the expected sales price, less costs to sell, which approximates fair value.

Contingent consideration included in long-term obligations: Contingent consideration is carried at fair value. The fair value of these obligations was determined based upon the estimated future net revenues of the acquired businesses.

Interest rate swap agreement: Value of interest rate swap on variable rate mortgage debt. The fair value of this instrument was determined based on third-party market research.

Other Fair Value Measurements

Accounting standards require the disclosure of the estimated fair value of financial instruments that are not recorded at fair value. For the financial instruments not recorded at fair value, estimates of fair value are made at a point in time based on relevant market data and information about the financial instrument. No readily available market exists for a significant portion of the Company's financial instruments. Fair value estimates for these instruments are based on current economic conditions, interest rate risk characteristics, and other factors. Many of these estimates involve uncertainties and matters of significant judgment and cannot be determined with precision. Therefore, the calculated fair value estimates in many instances cannot be substantiated by comparison to independent markets and, in many cases, may not be realizable in a current sale of the instrument. In addition, changes in assumptions could significantly affect these fair value estimates. The following methods and assumptions were used by the Company in estimating the fair value of these financial instruments.

Receivables other than notes, other current assets, accounts payable and accrued expenses, and due to ADs: The carrying amounts approximate fair value because of the short maturity of these instruments (Level 1).

Notes receivable: The carrying amount approximates fair value because the interest rate charged by the Company on these notes approximates rates currently offered by local lending institutions for loans of similar terms to individuals/entities with comparable credit risk (Level 3).

Long-term debt: The carrying amount approximates fair value because the interest rate paid has a variable component (Level 2).